UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 27, 2016 (June 27, 2016)
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211	39-1434669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania		17401-2991
(Address of principal executive offices)		(Zip Code)

(717) 845-7511
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. - Other Events

The following information is furnished pursuant to Item 8.01, "Other Events."

The Company issued a press release today announcing it entered into a definitive agreement to acquire all the outstanding shares of privately held MIS Implants Technologies Ltd., a dental implant systems manufacturer headquartered in northern Israel, for $375 million in cash.

A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01. - Financial Statements and Exhibits

(d) Exhibits:

99.1 The DENTSPLY SIRONA Inc. press release, "Dentsply Sirona Announces Acquisition of MIS Implants" issued June 27, 2016, as referenced in Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY SIRONA Inc.

/s/ Jonathan Friedman
Jonathan Friedman,
Senior Vice President, Secretary &
General Counsel

Date: June 27, 2016